                                                                    EXHIBIT 4.20


SERIES E PREFERRED      THESE SECURITIES ARE RESTRICTED FROM     SERIES E PREFERRED
TEMPORARY CERTIFICATE   TRANSFER AS INDICATED ON REVERSE SIDE    TEMPORARY CERTIFICATE
NO. TP 1                                                                   SHARES: 300

THIS CERTIFICATE IS TRANSFERRABLE
IN THE CITY OF BEVERLY HILLS, CA

                            DOVE ENTERTAINMENT, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA





THIS CERTIFIES THAT

                                   [SPECIMEN]

                                   ----------

IS THE OWNER OF

                               ***THREE HUNDRED***

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES E PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, EACH OF WHICH ARE TRANSFERRABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS A TEMPORARY CERTIFICATE AND WILL BE REPLACED BY A PRINTED CERTIFICATE AS SOON AS PRACTICABLE AFTER THE ISSUANCE HEREOF UPON THE SURRENDER OF THE ORIGINAL VERSION OF THIS TEMPORARY CERTIFICATE.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS 10TH DAY OF JUNE OF 1997.


       /s/  DEBORAH RAFFIN                  /s/  MICHAEL VINER
       ---------------------                ----------------------
              SECRETARY                            PRESIDENT

THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THESE SECURITIES, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS ARE SET FORTH IN THE CERTIFICATE OF DETERMINATION OF SERIES E PREFERRED STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A COPY OF THE CERTIFICATE OF DETERMINATION OF SERIES E PREFERRED STOCK.





FOR VALUE RECEIVED,_______ HEREBY SELL, ASSIGN AND TRANSFER UNTO




______________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


_________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND
APPOINT             ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE
WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED:_____________________

                                           ___________________
                                                 SIGNATURE

SIGNATURE GUARANTEED:


                    BY:________________________________
                    THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WHICH HAS MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE


THESE SHARES ARE SUBJECT TO THE TERMS OF AN ESCROW AGREEMENT BETWEEN THE COMPANY, MICHAEL VINER, DEBORAH RAFFIN AND U.S. TRUST COMPANY OF
CALIFORNIA, N.A., AS ESCROW AGENT.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS THEREOF AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.